EXHIBIT 99.1
          EBITDA represents net income before interest, taxes, depreciation and amortization. EBITDA is presented here because Sierra Pacific Resources (the “Company”) considers it a supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity. EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are:
•	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts;

•	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in this industry may calculate EBITDA differently than we do, which will limit its usefulness as a comparative measure.
          Because of these limitations, the Company’s management relies primarily on our GAAP results as a measure of the Company’s performance and uses EBITDA on a supplemental basis.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Resources
EBITDA

											LTM
	Three Months ended March 31,				Year ended December 31,						March 31,
	2008		2007		2007		2006		2005		2008
Net Income Applicable to Common Stock	$24,058		$15,607		$197,295		$277,451		$82,237		$205,746

Interest charges	68,504		69,669		279,788		311,088		284,927		278,623
Income taxes	16,708		10,628		87,555		145,605		43,118		93,635
Depreciation and amortization	62,070		56,233		235,532		228,875		214,662		241,369

EBITDA	$171,340		$152,137		$800,170		$963,019		$624,944		$819,373

EBITDA/Interest Expense	2.50	x	2.18	x	2.86	x	3.10	x	2.19	x	2.94	x
Debt/EBITDA	25.00	x	27.32	x	5.31	x	4.16	x	6.20	x	5.23	x

Sierra Pacific Resources

Net interest expense	$68,504		$69,669		$279,788		$311,088		$284,927		$278,623

Long-Term debt	$4,173,617		$4,147,322		$4,137,864		$4,001,542		$3,817,122		$4,173,617
Current maturities of long term debt	110,168		8,625		110,285		8,348		58,909		110,168

Total Debt	$4,283,785		$4,155,947		$4,248,149		$4,009,890		$3,876,031		$4,283,785

Nevada Power Company
EBITDA

	Three Months ended March 31,				Year ended December 31,						LTM March 31,
	2008		2007		2007		2006		2005		2008
Net Income	$7,971		$4,582		$165,694		$224,540		$132,734		$169,083

Interest charges	41,473		43,992		174,667		176,612		134,657		172,148
Income taxes	6,523		2,366		78,352		117,510		63,995		82,509
Depreciation and amortization	40,630		35,761		152,139		141,585		124,098		157,008

EBITDA	$96,597		$86,701		$570,852		$660,247		$455,484		$580,748

EBITDA/Interest Expense	2.33	x	1.97	x	3.27	x	3.74	x	3.38	x	3.37	x
Debt/EBITDA	26.64	x	28.93	x	4.44	x	3.61	x	4.88	x	4.43	x

Nevada Power Company

Net interest expense	$41,473		$43,992		$174,667		$176,612		$134,657		$172,148

Long-Term debt	$2,564,629		$2,501,650		$2,528,141		$2,380,139		$2,214,063		$2,564,629
Current maturities of long term debt	8,616		6,225		8,642		5,948		6,509		8,616

Total Debt	$2,573,245		$2,507,875		$2,536,783		$2,386,087		$2,220,572		$2,573,245

Sierra Pacific Power Company
EBITDA

											LTM
	Three Months ended March 31,				Year ended December 31,						March 31,
	2008		2007		2007		2006		2005		2008
Net Income	$24,284		$21,968		$65,667		$57,709		$52,074		$67,983

Interest charges	16,587		14,783		60,735		71,506		69,067		62,539
Income taxes	13,233		9,571		26,009		27,829		28,379		29,671
Depreciation and amortization	21,440		20,472		83,393		87,279		90,569		84,361

EBITDA	$75,544		$66,794		$235,804		$244,323		$240,089		$244,554

EBITDA/Interest Expense	4.55	x	4.52	x	3.88	x	3.42	x	3.48	x	3.91	x
Debt/EBITDA	15.69	x	16.43	x	5.03	x	4.39	x	4.14	x	4.85	x

Sierra Pacific Power Company

Net interest expense	$16,587		$14,783		$60,735		$71,506		$69,067		$62,539

Long-Term debt	$1,083,870		$1,095,180		$1,084,550		$1,070,858		$941,804		$1,083,870

Current maturities of long term debt	101,552		2,400		101,643		2,400		52,400		101,552

Total Debt	$1,185,422		$1,097,580		$1,186,193		$1,073,258		$994,204		$1,185,422